Investor Presentation September 2011 Exhibit 99.1

2 I. Company Overview II. Industry Update III. Operating Trends IV. Financial Overview Agenda

World-class luxury hotels supported by unique real-estate value
Luxury segment has historically outperformed the overall industry in a recovery
Industry leading asset management capabilities
Management team and board members with significant hospitality industry experience
Strategic Hotels Overview
Fairmont Chicago
Lobby and ENO Wine Bar
Four Seasons Punta Mita
Coral Suite
Hotel del Coronado
Beach Village
Highest quality hotel portfolio in the public markets

WESTIN HOTELS & RESORTS
St. Francis
FOUR SEASONS Hotels and Resorts
Jackson Hole
Fairmont HOTELS & RESORTS
Chicago
Marriott HOTELS · RESORTS · SUITES
Lincolnshire Resort
INTER-CONTINENTAL HOTELS AND RESORTS
Chicago
The Ritz-Carlton
Half Moon Bay
FOUR SEASONS Hotels and Resorts
Silicon Valley
Fairmont HOTELS & RESORTS
Scottsdale
FOUR SEASONS Hotels and Resorts
Washington, D.C.
Marriott HOTELS · RESORTS · SUITES
London, England
Marriott HOTELS · RESORTS · SUITES
Hamburg, Germany
LOEWS HOTELS
Santa Monica Beach Hotel
The Ritz-Carlton
Laguna Niguel
HYATT REGENCY
La Jolla
HOTEL DEL CORONADO
FOUR SEASONS Hotels and Resorts
Punta Mita Resort
INTER-CONTINENTAL HOTELS AND RESORTS
Miami

4 17 hotels and resorts with 7,762 rooms World-Class Hotels in High Barrier to Entry Markets

Unique and Irreplaceable Hotel Portfolio
Fairmont Chicago Marriott Grosvenor Square
Four Seasons Jackson Hole Ritz-Carlton Laguna Niguel
Ritz-Carlton Half Moon Bay
Four Seasons Washington, D.C. Four Seasons Silicon Valley InterContinental Chicago

Revenue enhancement through market research based programs
Exceptional asset management supported by internally developed operating systems
Aggressive and early cost cutting initiatives implemented in advance of the downturn
Proactively maintaining fixed cost reduction at hotels during recovery phase
Rigorous oversight of brand managers to ensure alignment of interests
Evaluation and implementation of value add ROI projects
Industry Leading Asset Management Capabilities

Notable 2008
capital
projects
Notable 2009
capital
projects
InterContinental Miami – Room and lobby renovation
InterContinental Chicago – Michael Jordan Steak House addition
Four Seasons Washington, D.C. – ENO wine tasting room
Four Seasons Washington, D.C – Retail outlet renovation
Marriott Lincolnshire – Lobby renovation
Westin St. Francis – Michael Mina Steakhouse conversion
Four Seasons Washington, D.C. – Lobby renovation, 11-room
expansion, new restaurant, 63-room and suite renovation
Westin St. Francis – Clock Bar
Fairmont Chicago – ENO wine tasting room, lobby renovation,
guestroom renovation, new spa and fitness center
Four Seasons Punta Mita – New lobby bar
Ritz-Carlton Half Moon Bay – ENO wine tasting room,
restaurant and lounge renovation, suite renovation
Notable 2010
capital
projects
2011 Planned
Projects
Fairmont Chicago Lobby
Four Seasons Washington, D.C.
Lobby
Four Seasons Washington, D.C.
Retail
InterContinental Miami Guestroom
Portfolio Well-Positioned To Enhance Cash Flow Growth

Four Seasons Washington, D.C.
Four Seasons Punta Mita
InterContinental Chicago
Value Enhancement Projects
11.5%
8.5%
15.0%
2010 EBITDA
Description: Bourbon Steakhouse and 11-
room expansion
Two, 5-bedroom suite expansion,
23-room expansion with river pool
ENO wine room
Year of project: 2008-2009 2006-2007 2006
Investment
($mm):
$22.1 $19.7 $1.7
yield (%):

9 I. Company Overview II. Industry Update Agenda

Percentage Change
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Luxury demand is experiencing a strong rebound as GDP growth returns

U.S. luxury demand vs. GDP growth
U.S. Luxury Demand Correlated with GDP
Quarterly percentage change to prior year
-9.0
-7.0
-5.0
-3.0
-1.0
1.0
3.0
5.0
7.0
9.0
11.0
13.0
15.0
17.0
-9.0
-7.0
-5.0
-3.0
-1.0
1.0
3.0
5.0
7.0
9.0
11.0
13.0
15.0
17.0
GDP % Change Demand % Change

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source:  Smith Travel Research
Note: Data represents trends within the United States
Project pipeline forecast as of 6/30/11
Supply growth was lower leading into this downturn than past downturns and remains minimal
Projects in planning and under construction have decreased significantly
Less than 1% new luxury supply projected in SHR markets
Quarterly luxury supply YoY % change
1988 – Q2 2011
Average: 4.1%
Favorable Supply Outlook
Minimal supply growth in BEE markets
Rooms in
construction
2010 2011
% of 2011
supply % change
Luxury 2,382 820 0.7% (65.6%)
Upper-Upscale 6,475 9,146 1.7% 41.3%
Luxury & Upper-Upscale 8,857 9,966 1.5% 12.5%
Other 55,950 40,243 1.0% (28.1%)
Total 73,664 60,175 1.2% (22.5%)
Total active
pipeline
2010 2011
% of 2011
supply % change
Luxury 5,775 4,117 3.3% (28.7%)
Upper-Upscale 20,821 22,497 4.1% 8.0%
Luxury & Upper-Upscale 26,596 26,614 3.9% 0.1%
Other 332,143 291,327 6.9% (12.3%)
Total 385,335 344,555 7.1% (10.6%)
(4%)
(2%)
0%
2%
4%
6%
8%
10%
12%
14% YoY % supply growth

1988
1991
1994
1997
2000
2003
2006
2009

RevPAR % Change
Positive since
February 2010
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11

Source:  Smith Travel Research
Note: Data represents trends within the United States
Annual % change in RevPAR
Monthly YoY % change in luxury RevPAR
Luxury hotels have experienced prolonged RevPAR growth following past industry downturns
– 1991: 9 consecutive years of annual luxury RevPAR growth totaling 100% or 8% annually
– 2001/2002: 5 consecutive years of annual luxury RevPAR growth totaling 47% or 8% annually
After 21 months of negative RevPAR growth, luxury RevPAR has exhibited significant growth since
February 2010
Luxury Hotels Outperform in a Recovery
Luxury RevPAR growth has remained positive since February 2010
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
Total U.S. Luxury

13 Second Quarter 2011 RevPAR Source: Company filings as of 6/30/11 1 North American Same Store portfolio #1 in RevPAR in the Public Lodging Sector $0 $50 $100 $150 $200 BEE¹ LHO HST SHO DRH

14 I. Company Overview II. Industry Update III. Operating Trends Agenda

Historical Comparison
Operating performance improving; still significantly below peak
(Same Store North American Portfolio)
Portfolio excludes: Hotel del Coronado, Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley
$120
$160
$200
$240
$280
60.0%
64.0%
68.0%
72.0%
76.0%
80.0%
2007 2008 2009 2010 2011F
ADR / RevPAR
Occupancy
Occupancy ADR RevPAR

(EBITDA in millions)
(a)
Excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
Operations
Corporate Results
Strong Second Quarter Results
Comparable EBITDA
$37.7
12.9%
$42.5
Comparable FFO /share
$0.04
   25.0%
$0.05
(Same Store U.S. Portfolio)  (a)
Q2 2010 Q2 2011
ADR $215 6.5% $229
RevPAR $154 12.6% $173
Total RevPAR
EBITDA Margins
$290
20.9%
11.5%
390bps
$323
24.8%

17 I. Company Overview II. Industry Update III. Operating Trends IV. Financial Overview Agenda

2011 Guidance
(EBITDA in millions)
(b)
2010 results exclude $4.9 mm of real estate tax refunds and no adjustments for cancellation fees
(c)
2010 excludes $12.6 mm of VCP expense; 2011 VCP expense excluded
Operations
(a)
Corporate Results
(c)
EBITDA $132.0
10%-17%
$145.0-$155.0
FFO / share $0.05
60%-180%
$0.08-$0.14
(a)
Portfolio excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
2010 2011 Guidance
RevPAR $153
8%-9.5%
$165-$167
Total RevPAR $286
8%-9%
$309-$312
EBITDA Margins
(b)
19.0%
200 - 300 bps
21%-22%

12/31/09 Actual ($mm)
Today ($mm)
Debt Maturity Profile Update
Significant accomplishments in debt maturity profile; final refinancing stage to be executed throughout 2011
Note: Debt shown at pro rata amount of unconsolidated and consolidated joint ventures
$52.2
$130.0
$317.8
$195.0
$145.0
$66.5
$145.8
$119.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank / Life Co. CMBS Fairmont Scottsdale Hotel del Coronado European Corporate
$300.0
Capacity
$275.8
$281.7
$173.5
$90.0
$194.8
$180.0
$282.8
$148.9
$124.9
$358.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank / Life Co. CMBS Fairmont Scottsdale Hotel del Coronado European Corporate
$834.5
$875.2

Except for historical information, the matters discussed in this press release are forward-looking statements subject to certain risks and uncertainties. Actual results could differ materially from the Company's projections and forward-looking statements are not guarantees of future performance. These forward looking statements are identified by looking their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,”
“project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Factors that may contribute to these differences include, but are not limited to the following:
ability to obtain, refinance or restructure debt or comply with covenants contained in our debt facilities; volatility in equity or debt markets; availability of capital; rising interest rates and operating costs; rising insurance premiums; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically, including deterioration of economic conditions and the extent of its effect on business and leisure travel and the lodging industry; ability to dispose of existing properties in a manner consistent with our disposition strategy; delays in construction and development; the failure of closing conditions to be satisfied; risks related to natural disasters; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REITs; and changes in generally accepted accounting principles, policies and guidelines applicable to REITs.  Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.
Disclaimer